UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

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NORTHERN LIGHTS VARIABLE TRUST
(Name of Registrant as Specified in Its Charter)

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Northern Lights Variable Trust

80 Arkay Drive

Hauppauge NY 11788

March 10, 2016

Dear Shareholders:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the appointment of new investment sub-advisers to JNF Exceed Defined Shield Index Portfolio, (the “Portfolio”), a series of Northern Lights Variable Trust.

As described in the enclosed Information Statement, the Board of Trustees of Northern Lights Variable Trust has approved Exceed Advisory, LLC and as primary investment sub-adviser to the Portfolio and First Principles Capital Management, LLC as investment sub-adviser to the Portfolio, and has approved sub-advisory agreements with Exceed Advisory, LLC and First Principles Capital Management, LLC on the terms described herein.

As always, please feel free to contact the Portfolio at 1-866-667-0564 with any questions you may have.

Sincerely,

James P. Ash, Esq.

Secretary

Northern Lights Variable Trust

NORTHERN LIGHTS VARIABLE TRUST

JNF Exceed Defined Shield Index Portfolio

March 10, 2016

17605 Wright Street, Suite 2

Omaha, NE 68130

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the JNF Exceed Defined Shield Index Portfolio (the “Portfolio”), a series of Northern Lights Variable Trust ("NLVT" or the "Trust"). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order that NLVT and JNF Advisors, Inc. (investment adviser to the Portfolio, the “Adviser”) received from the U.S. Securities and Exchange Commission (the "SEC") on October 29, 2007. The Exemptive Order permits the Adviser to hire or replace investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of NLVT (the "Board of Trustees" or the "Board" or the "Trustees"), without obtaining shareholder approval. The Exemptive Order also grants relief from certain disclosure requirements applicable to sub-advisory fees. Under the conditions of the Exemptive Order, the Board must provide notice to shareholders within 90 days of hiring a new sub-adviser or implementing any material change in a sub-advisory agreement.

At an in-person meeting held on November 16 - 17, 2015, the Board, including a majority of the Independent Trustees, considered and approved Exceed Advisory, LLC (“Exceed” or the “Primary Sub-Adviser”) to serve as the primary sub-adviser to the Portfolio and considered and approved First Principles Capital Management, LLC (“FPCM” or the “Sub-Adviser”, together with Exceed, the “Sub-Advisers”) to serve as a sub-adviser to the Portfolio. The sub-advisory agreement between the Adviser and Exceed, with respect to the Portfolio (the “Exceed Sub-Advisory Agreement"), and the sub-advisory agreement among the Adviser, Exceed, and FPCM, with respect to the Portfolio (the “FPCM Sub-Advisory Agreement" and together with the Exceed Sub-Advisory Agreement, the “Sub-Advisory Agreements”) (attached hereto as Annex A and Annex B), each became effective upon its approval by the Board of Trustees and its execution by the parties thereto. The Sub-Advisory Agreements were executed on December 17, 2015. In connection therewith, the name of JNF SSGA Retirement Income Portfolio was changed to JNF Exceed Defined Shield Index Portfolio, and the objectives, strategies, and risks of each Portfolio were modified in connection with the hiring of the Sub-Advisers.

This Information Statement is being supplied to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about March 10, 2016 to each of the Portfolio’s shareholders of record as of March 4, 2016 (the “Record Date”). This Information Statement describes the Sub-Advisory Agreements between the Adviser and the Sub-Advisers with respect to the Portfolio. As of the Record Date, there were issued and outstanding 109,619.5 shares of JNF Exceed Defined Shield Index Portfolio. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

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I.              BACKGROUND

Northern Lights Variable Trust is an open-end management investment company, commonly known as a "mutual fund," and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware statutory trust by a Certificate of Trust filed November 23, 2005, with the Secretary of State of Delaware, and is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio represents a series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and investment advisers than the other series of the Trust.

The Adviser is located at 10350 Ormsby Park Place, Louisville, Kentucky 40223. Pursuant to an investment advisory agreement with the Trust on behalf of the Portfolio (the "Advisory Agreement"), the Adviser, subject to the supervision of the Board and in conformity with the stated policies of the Portfolio, manages the operations of the Portfolio, selecting investments according to the Portfolio’s investment objectives, policies and restrictions. In addition, the Adviser may retain one or more sub-advisers, at its own cost and expense, subject to the approval of the Board (including a majority of the Independent Trustees), for the purpose of managing the investment of all or a portion of the assets of the Portfolio.

As indicated above, the Trust and the Adviser have obtained an Exemptive Order from the SEC that permits the Adviser to enter into sub-advisory agreements with sub-advisers without obtaining shareholder approval (the "Order"). The Adviser, subject to the review and approval of the Board of Trustees, selects sub-advisers for the Portfolio, and supervises and monitors the performance of each sub-adviser. The Order also permits the Adviser, subject to the approval of the Board, to add sub-advisers, replace sub-advisers or amend sub-advisory agreements without shareholder approval (except in the case of affiliated sub-advisers or where the change would result in a higher aggregate advisory fee rate) whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Trust may rely on the Order provided the Portfolio is managed by the Adviser and complies with the terms and conditions set forth in the application for the Order.

Additionally, the Order grants relief from certain disclosure requirements applicable to sub-advisory fees.

II.            THE ADVISORY AGREEMENT

The Advisory Agreement between the Trust and the Adviser was approved by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on February 25 - 26, 2014. The Advisory Agreement became effective on March 5, 2014, for an initial term of two years. The Board of Trustees most recently renewed the Advisory Agreement at a meeting held on December 8 - 9, 2015.

Pursuant to the Advisory Agreement, the Adviser receives a fee paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets, and the Adviser may pay the Sub-Adviser a portion of its advisory fee.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Portfolio expenses (exclusive of any (i) front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative

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instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses such as litigation expenses (which may include indemnification of Portfolio officers and Trustees, contractual indemnification of Portfolio service providers (other than the Adviser)) at least until April 30, 2017, to ensure that total annual Portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses such as litigation expenses (which may include indemnification of Portfolio officers and Trustees, contractual indemnification of Portfolio service providers (other than the Adviser)) will not exceed 1.00% of average daily net assets attributable to each Portfolio. These fee waivers and expense reimbursements are subject to possible recoupment from the Portfolio in future years on a rolling three year basis if such recoupment can be achieved within the foregoing expense limits.

Under the Sub-Advisory Agreements, the Adviser is responsible for all fees payable to Exceed for its services as Primary Sub-Adviser to the Portfolio and Exceed is responsible for all fees payable to FPCM for its services as Sub-Adviser to the Portfolio. The Portfolio is not responsible for the payment of any portion of such fees. Accordingly, appointments of the Sub-Advisers to the Portfolio do not affect the management fees paid by the Portfolio or its shareholders. The Sub-Advisers are entitled to such fees computed daily and paid monthly, calculated at an annual rate based on its managed portion of the Portfolio's average daily net assets.

For the fiscal year ended December 31, 2015, the Adviser earned net advisory fees of $22,954 from the JNF Exceed Defined Shield Index Portfolio, all of which were waived. For the fiscal year ended December 31, 2015, neither Exceed nor FPCM received any sub-advisory fees for services provided to the Portfolio because neither Exceed nor FPCM had yet provided any services to the Portfolio.

III.           THE SUB-ADVISORY AGREEMENTS

At the November 16 - 17, 2015 in-person meeting, the Board approved the hiring of each Sub-Adviser to the Portfolio and the Sub-Advisory Agreements. Pursuant to the terms of the Sub-Advisory Agreements, the Adviser has delegated certain of its duties to the Sub-Advisers. The Sub-Advisers act as investment adviser to and are responsible for the investment management of certain assets. At all times, the Sub-Advisers are subject to the supervision of the Adviser and the Board of Trustees of the Trust. The terms of the Sub-Advisory Agreements further provide that the Sub-Advisers will maintain appropriate books and records, and provide a quarterly Investment Report. In consideration of the Sub-Advisers’ services, the Sub-Advisers are entitled to an annual fee.

As discussed above, as compensation for its services, the Portfolio pays the Adviser a fee paid monthly at an annual rate of 0.50% of the Portfolio’s average daily net assets, and the Adviser separately pays Exceed a monthly fee, calculated at an annual rate based on Exceed's managed portion of the Portfolio's average daily net assets. Exceed separately pays FPCM a monthly fee, calculated at an annual rate based on FPCM's managed portion of the Portfolio's average daily net assets

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Under the terms of the Sub-Advisory Agreements, the Sub-Advisers to the Portfolio will serve subject to the supervision of the Adviser and the Board of Trustees. Each Sub-Adviser, at its own expense, will pay all expenses incurred by it in connection with its activities under the Sub-Advisory Agreements. In addition, under the Sub-Advisory Agreements: (a) the Sub-Advisers shall indemnify the Adviser, the Trust, the Portfolio and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Portfolio and their respective Affiliates and Controlling Persons (within the meaning of the Securities Act of 1933) may sustain as a result of the Sub-Advisers’ willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Sub-Advisers shall not be liable for indirect, punitive, special or consequential damages arising out of the Sub-Advisory Agreements; (b) The Adviser shall indemnify each Sub-Adviser, its Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws; and (c) The Sub-Advisers shall not be liable to the Adviser for acts of the Sub-Advisers which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Sub-Advisers upon reasonable request.

The Sub-Advisory Agreements each have an initial term of two years from the effective date, which is the date the Sub-Advisers commence sub-advisory services for the Portfolio, and thereafter will continue in effect for successive annual periods provided such continuance is approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Portfolio represented at a meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC); provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreements, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act.

About Exceed

Exceed is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of Exceed Investments. Exceed was established in 2013 and as of December 31, 2015, Exceed managed approximately $10.7 million in assets. Exceed offers investment advisory services to investment companies.

Below is the name and principal occupation of each principal executive officer, director or controlling entity of Exceed as of December 31, 2015, as to the best of the Trust's knowledge. The business address of each person and entity listed below is 28 West 44th Street – 16th Floor, New York, New York, 10036.

Name	Title & Principal Occupation
Joseph Halpern	Manager
Margaret Powell	Chief Compliance Officer
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Lawrence H. Solomon	Chief Operating Officer
Exceed Holdings LLC	Owner

About FPCM

FPCM is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of AIG. FPCM was established in 2004 and as of December 31, 2015, FPCM managed approximately $7.9 billion in assets. FPCM offers investment advisory services to high net worth individuals, banking or thrift institutions, investment companies, pooled investment vehicles, pension and profit sharing plans, charitable organizations, insurance companies, and other businesses.

Below is the name and principal occupation of each principal executive officer, director or controlling entity of FPCM as of December 31, 2015, as to the best of the Trust's knowledge. The business address of each person listed below is 140 Broadway, 21st Floor, New York, New York, 10005, and the address for AIG Asset Management (U.S.) is 80 Pine Street, New York, NY 10005.

Name	Title & Principal Occupation
AIG Asset Management (U.S.), LLC	Sole Member
Richard F. Dolan	Chief Executive Officer
Mark G. Alexandridis	Chief Investment Officer
Stephen R. Miller	Chief Compliance Officer

IV.          CURRENT AND PROFORMA FEES

As Exceed’s fees will be paid from the Portfolio’s management fee under the Exceed Sub-Advisory Agreement and FPCM’s fees will be paid from the sub-advisory fee paid to Exceed, the Portfolio’s fees and expenses are not changed by the new Sub-Advisory Agreements. Therefore, no comparative expense tables are presented.

V.	BOARD CONSIDERATIONS IN APPROVING THE SUB-ADVISORY AGREEMENTS

In connection with a regular meeting held on November 16 - 17, 2015, the Board of the Trust, including a majority of the Independent Trustees, discussed the approval of the sub-advisory agreement between Exceed and the Adviser on behalf of the Portfolio (the "Exceed Sub-Advisory Agreement"), and the approval of the sub-advisory agreement among FPCM, the Adviser, and Exceed on behalf of the Portfolio (the "FPCM Sub-Advisory Agreement", together with the Exceed Sub-Advisory Agreement, the “Sub-Advisory Agreements”). In considering the proposed Sub-Advisory Agreements, the Board received materials specifically relating to each Sub-Advisory Agreement. The Board Members were assisted by independent legal counsel throughout the Agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating each Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of

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all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Sub-Advisory Agreement:

Exceed

Nature, Extent and Quality of Service. The Trustees noted that Exceed was established in September 2015 and is a wholly owned subsidiary of Exceed Investments LLC, founded in 2013. They further noted that Exceed serves as adviser to a newly launched mutual fund and publishes indexes which track investment portfolios similar to structured notes. The Trustees reviewed the background information of the personnel to be responsible for sub-advising the Fund noting that the investment team is comprised of financial industry veterans with varied expertise. They reviewed the sub-adviser’s investment process noting it will seek to replicate the performance of the sub-adviser developed NASDAQ Exceed Structures Protection Index (“EXPROT Index”) with the assistance of a secondary sub-adviser that will manage the fixed income component of the strategy once the Fund reaches sufficient size. The Trustees noted that Exceed will primarily utilize and identify the S&P 500 linked options to buy and sell on a daily basis to best replicate the EXPROT Index while monitoring the deviation between the Fund’s portfolio and the Index, and make adjustments as needed to align the Fund with the Index. They considered that JNF and Exceed will provide oversight of the secondary sub-adviser ensuring that the quality of the credit portfolio is maintained and managed according to the Fund’s strategy and objective. With respect to broker-dealer selection, they noted that the sub-adviser evaluates broker execution quality to determine broker selection and its investment committee considers best execution practices at its monthly meeting. The Board noted that the sub-adviser’s investment team’s in-depth knowledge of complex derivative products and its partnership with Nasdaq to launch a family of defined outcome indexes is an innovative way of achieving gains with some built-in loss protection. The Trustees noted that investment process involves a high degree of labor, which the sub-adviser is well-suited to perform. The Board concluded that JNF appears to have found a qualified sub-adviser with a unique strategy that has the potential to benefit the Fund.

Performance. The Trustees reviewed the performance of the Exceed Structured Shield Index Strategy Fund, a newly formed mutual fund managed by Exceed with a strategy similar to that to be employed for the Fund. They noted the fund slightly outperformed the S&P 500 Index for the April 15, 2015 since inception period, but acknowledged that the very short period of performance is not necessarily indicative of the longer term potential. The Trustees acknowledged positively that Exceed did manage its other mutual fund with materially lower volatility relative to the S&P Index. The Trustees also reviewed backtested performance of the EXPROT Index, the index the sub-adviser aims to track in managing the Fund. The Trustees concluded that, based on the adviser’s history of managing sub-advisory relationships and Exceed's potential to deliver positive returns to the Fund, Exceed, under the guidance of JNF, has the potential to add value to shareholders and should be retained.

Fees and Expenses. The Trustees reviewed the sub-advisory fee proposed to be charged noting that the fee structure has a 5 bps increase at a predetermined asset level, but each proposed fee level is less than the fee charged by Exceed to its other clients. They discussed the license fee to be paid by Exceed. The Trustees further noted that the sub-advisory fee, at both the base and the higher level, does not impact the overall advisory fee paid by the Fund, and the lower fee at lower asset levels shows the sub-advisors willingness to partner with the adviser at low asset levels. After further discussion, the Trustees agreed that the fee is reasonable.

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Economies of Scale. The Trustees considered whether it is likely that the sub-adviser would realize economies of scale with respect to the management of the Fund during the initial period of the agreement. They agreed that the Fund is relatively small and achieving any economies is unlikely. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the fee, including the ascending breakpoint, was acceptable.

Profitability. The Trustees reviewed a profitability analysis provided by the sub-adviser. They noted the sub-adviser anticipated realizing a loss in connection with its relationship with the Portfolio during the initial period of the Sub-Advisory Agreement. The Trustees concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Portfolio.

FPCM

Nature, Extent and Quality of Service. The Trustees noted that the sub-adviser was founded in 2004 and currently has approximately $9.6 billion in assets under management offering investment management and risk advisory services to institutions, commercial banks, and private clients through a variety of investment vehicles. They considered that the firm was purchased by AIG in September 2015, but noted it would continue to operate as a wholly owned subsidiary. The Trustees reviewed the background information of the personnel responsible for sub-advising the Fund noting it is a veteran investment team with deep financial industry experience in managing structured credit and complex derivative portfolios. They considered that FPCM, at the direction of Exceed, and subject to the constraints of the adviser and the Fund’s strategy and objective, will be responsible for the management of the fixed income component of the Fund. They noted that FPCM’s investment process uses a team approach to evaluate fundamental and technical factors, proprietary models, software applications, and publicly available data to create a customized portfolio based on the specific guidelines of the strategy. The Trustees acknowledged that, although not all strategy risks can be eliminated, FPCM demonstrates a robust risk management culture with a dedicated risk officer as part of the investment team, production of performance and risk metric reports for review, and policies and procedures specific to trading and fixed income risk management. The Trustees discussed FPCM’s broker-dealer selection noting it selects broker-dealers that offer the best overall combination of quality, services, and price based on an evaluation of relevant factors to determine best execution. The Trustees acknowledged that FPCM reported no material compliance or litigation issues during the past 36 months. The Board noted that FPCM has the ability and willingness to customize a portfolio unique to the Fund’s strategy and within the guidelines and constraints of JNF and Exceed. They agreed that FPCM is a robust organization with solid risk management and compliance cultures that has access to both intellectual and technological resources that can provide a benefit to the Fund. The Board concluded that FPCM appears to be a good fit, and should provide quality service to the Fund, JNF and Exceed to the benefit of shareholders.

Performance. The Trustees reviewed the performance of the FPCM Multi-Sector Composite for the 1 year, 5 year and November 1, 2009 since inception periods. They noted the composite’s

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solid outperformance relative to the benchmark over each period. The Trustees considered that the fixed income portion of the Fund, to be managed by FPCM, will serve as the collateral for selling puts and covered calls. The Trustees concluded that, based on the adviser’s history of managing sub-advisory relationships and FPCM's potential to deliver positive returns to the Fund, FPCM, under the guidance of JNF and Exceed, has the potential to add value to shareholders and should be retained.

Fees and Expenses. The Trustees reviewed the sub-advisory fee proposed to be charged noting that the fee structure has built-in breakpoints at two predetermined asset levels, and that each fee level proposed is less than the mean fee charged by FPCM to its other clients. The Trustees further noted that the sub-advisory fee does not impact the overall advisory fee to the Fund. After further discussion, the Trustees agreed that the fee is reasonable

Economies of Scale. The Trustees considered whether it is likely that the sub-adviser would realize economies of scale with respect to the management of the Fund during the initial period of the agreement. They agreed that based on the current and anticipated size of the Fund, any economies are unlikely to be realized during the initial term of the agreement. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the breakpoints were acceptable and could afford an opportunity in the future to implement break points at the adviser level.

Profitability. The Trustees reviewed a profitability analysis provided by the sub-adviser. They noted the sub-adviser anticipated realizing a loss in connection with its relationship with the Portfolio during the first year of the agreement and expected to breakeven during the second year. The Trustees concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Portfolio.

The Board unanimously approved each Sub-Advisory Agreement with respect to the Portfolio.

VI.          OTHER MATTERS

As of January 29, 2016, the only shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Portfolio are listed below.

Name & Address	Shares	Percentage of Portfolio
Jefferson National Life Insurance Company 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223	133,855	100%

As of January 29, 2016, the Trustees and officers of the Trust, individually and as a group, did not own any the Portfolio’s outstanding shares.

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The Trust will furnish, without charge, a copy of the Portfolio’s semi-annual report for the period ended June 30, 2015 to any shareholder upon request. To obtain the Portfolio's semi-annual report, please contact the Portfolio by calling 1-866-667-0564, or by writing to JNF Exceed Defined Shield Index Portfolio, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130.

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. The cost of the preparation, printing and distribution of this Information Statement is an expense of the Trust.

Broker Commission. For the fiscal year ended December 31, 2015, the JNF Exceed Defined Shield Index Portfolio paid brokerage commissions of approximately $3,405. For the fiscal year ended December 31, 2014, the JNF Exceed Defined Shield Index Portfolio paid brokerage commissions of approximately $20,187. No commissions were paid to brokers affiliated with the Adviser or any sub-adviser.

Principal Underwriter, Administrator and Custodian. Northern Lights Distributors, LLC (the "Distributor") serves as the Distributor for the shares of the Portfolio pursuant to a Distribution Agreement between the Trust, on behalf of the Portfolio, and the Distributor. The Distributor accrued $11,477 as compensation for distributing the Portfolio’s shares during the fiscal year ended December 31, 2015 and $11,523 as compensation for distributing the Portfolio’s shares during the fiscal year ended December 31, 2014. Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, provides administrative and fund accounting services to the Portfolio and acts as transfer, dividend disbursing, and shareholder servicing agent to the Portfolio. During the fiscal year ended December 31, 2015, GFS earned $12,130 for providing services to the Portfolio, and during the fiscal year ended December 31, 2014, GFS earned $9,871 for providing services to the Portfolio.

Fifth Third Bank, with principal offices at 38 Fountain Square Plaza, Cincinnati, OH 45263 has served as the Portfolio’s custodian since inception. During the fiscal year ended December 31, 2015, the custodian earned $7,483 in custody fees for the Portfolio, and during the fiscal year ended December 31, 2014, the custodian earned $6,990 in custody fees for the Portfolio.

Delivery of Documents to Shareholders Sharing an Address. Only one Notice Regarding Internet Availability of this Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Trust will promptly deliver a separate copy of the Notice Regarding Internet Availability or this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered. Contact the Portfolis by calling 1-866-667-0564, or by writing to JNF Exceed Defined Shield Index Portfolio, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130. Shareholders at shared addresses can also contact the Portfolio to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or Notices of Internet Availability of proxy materials at their shared address.

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ANNEX A

SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this 17th day of December, 2015, by and between JNF Advisors, Inc. (the "Adviser"), a Delaware corporation registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act") located at 10350 Ormsby Park Place, Louisville, Kentucky 40223, and Exceed Advisory, LLC (the "Subadviser"), a Delaware limited liability company registered under the Advisers Act, located at 28 West 44th Street, 16th Floor, New York, New York 10036 with respect to each Fund listed on Schedule A hereto (each, a "Fund"), each a series of the NORTHERN LIGHTS VARIABLE TRUST, a Delaware statutory trust (the "Trust").

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the 26th day of February, 2014, as amended (the "Advisory Agreement"), been retained to act as investment adviser for each Fund listed on Schedule A hereto;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of each Fund's assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1.                 Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage the assets of each Fund allocated to it by the Adviser (the "Subadviser Assets"), subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities.

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2.	Duties of Subadviser.

(a)                   Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in the Funds' prospectus ("Prospectus") and statement of additional information ("SAI") as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser in writing thereof, as supplemented or amended from time to time and subject to the written directions of the Adviser and the Trust's Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets, and/or to consult with the Adviser in connection with the Adviser’s engagement of another investment adviser to conduct these activities under the Subadviser’s supervision. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser' s activities under this Agreement, including, without limitation, providing information concerning each Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's or the Trust's affairs. The Subadviser shall have no responsibility for filing proofs of claim on behalf of the Trust related to class actions involving any Subadviser Assets.

(b)                 Compliance with Applicable Laws and Governing Documents. In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAl and the Trust's Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser in writing thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the "Declaration of Trust" and "By- Laws," respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, as applicable, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust's Declaration of Trust and By-Laws, the Prospectus and the SAl, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring each Fund's and the Trust's overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to

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perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that each Fund is in compliance with Subchapter M of the Code. In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser's determination of whether and to what extent a Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance. In connection with such compliance tests, the Adviser shall inform the Subadviser in writing at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M. If the Adviser notifies the Subadviser in writing that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within 30 days after the close of the quarter, the time permitted under the Code, or, if the Code is amended, such other time permitted under the Code.

The Adviser will provide the Subadviser with reasonable advance written notice of any change in a Fund's investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt written notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes. The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Funds, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust's Registration Statement on Form N-1A and any amendments thereto.

(c)                 Voting of Proxies. The Adviser hereby delegates to the Subadviser the Adviser's discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser. The Subadviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund(s) or the Trust or take any action with respect thereto.

The Subadviser has established a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b 1-4 under the 1940 Act. The Subadviser will provide the Adviser or its designee, a

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copy of such procedure and establish a process for the timely distribution of the Subadviser's voting record with respect to a Fund's securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the "Securities Act"), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(d)                 Agent. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets. The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

(e)                 Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust's Board of Trustees, to establish and maintain accounts on behalf of each Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively "Brokers") as Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust's Board of Trustees prior to establishing any such brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for a Fund's account with Brokers selected by the Subadviser. In the selection of such Brokers and the placing of such orders, the Subadviser shall use commercially reasonable efforts to obtain for each Fund best execution, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for each Fund best execution, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions. The Subadviser shall not consider a Broker's sale of Fund shares when selecting the Broker to execute trades. Notwithstanding the foregoing, none of the Trust, a Fund or the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, a Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith

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that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion. It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of a Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to a Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

(f) Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Funds; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Funds if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser' s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust's Board of Trustees no later than the date of execution of this Agreement and subsequently within six months of any material change thereto.

(g)                 Books and Records. The Subadviser or the Fund's third party service providers shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the "Fund's Records"), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that each Fund's Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund's Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund's Records for its internal files. Each Fund's Records, maintained by the Subadviser, shall be available to the Adviser or the

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Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(h)                 Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon the Trust's or the Adviser's reasonable request, the Subadviser will make available its officers and employees to meet with the Trust's Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, upon the request of the Trust or the Adviser, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

·	Custody Arrangements. The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements. The Subadviser shall on each business day provide the Adviser and the Trust's custodian such information as the Adviser and the Trust's custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets. The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of each Fund. The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

3.                   Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

4.                    Expenses. During the term of this Agreement, Subadviser will pay all

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expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Trust's, the Funds' or Adviser's expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Funds' custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of each Fund for sale in the various states; freight and other charges in connection with the shipment of each Fund's portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of a Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of a Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.                   Investment Analysis and Commentary. The Subadviser will provide quarterly performance analysis and market commentary (the "Investment Report") during the term of this Agreement. The Investment Reports are due within 15 days after the end of each quarter. In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 15 days of the end of the month in which such agreement is reached between the Adviser and Subadviser. The subject of each Investment Report shall be mutually agreed upon. The Adviser is freely able to publicly distribute the Investment Report.

6.                    Compensation. For the services provided pursuant to this Agreement, the Subadviser is entitled to the amounts described in Exhibit A attached hereto. Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets’ average daily net asset value.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Funds'

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Prospectus and/or SAI. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

7.                   Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a)	The Subadviser is registered as an investment adviser under the Advisers Act;

(b)	The Subadviser is a limited liability company duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)	The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors, managers, members or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

(d)	The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)	None of the Subadviser, its principals or employees has been the subject of any order or injunction issued by the SEC or any other relevant securities self- regulatory organization, that none of them has been convicted of any felony or misdemeanor related to securities, investment, commodities, or futures activities in any jurisdiction, whether foreign or domestic, and that none has been found to have violated any foreign or domestic federal or state securities law or any rules and/or regulations put forth by any regulatory body charged with the regulation and/or oversight of securities, investment, commodities, or futures activities; and

(f)	The Subadviser represents that no action, suit or proceeding is pending or, to the knowledge of Subadviser, threatened against Subadviser or its principals,
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employees or affiliates before or by any court, regulatory agency or other governmental authority that brings into question the validity of the transactions contemplated by this Agreement or that could impair the consummation by Subadviser of this Agreement or the transactions contemplated hereby.

8.                   Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

(a)	The Adviser is registered as an investment adviser under the Advisers Act;

(b)	The Adviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)	The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)	The Adviser acknowledges that it received a copy of the Subadviser's Form ADV prior to the execution of this Agreement;

(f)	The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of a Fund and the Adviser's entering into and performing this Agreement;

(g)	None of the Adviser, its principals or employees has been the subject of any order
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or injunction issued by the SEC or any other relevant securities self- regulatory organization, that none of them has been convicted of any felony or misdemeanor related to securities, investment, commodities, or futures activities in any jurisdiction, whether foreign or domestic, and that none has been found to have violated any foreign or domestic federal or state securities law or any rules and/or regulations put forth by any regulatory body charged with the regulation and/or oversight of securities, investment, commodities, or futures activities;

(h)	The Adviser represents that no action, suit or proceeding is pending or, to the knowledge of Adviser, threatened against Adviser or its principals, employees or affiliates before or by any court, regulatory agency or other governmental authority that brings into question the validity of the transactions contemplated by this Agreement or that could impair the consummation by Adviser of this Agreement or the transactions contemplated hereby;

(i)	The Adviser has implemented anti-money laundering policies and procedures that are reasonably designed to comply with applicable provisions of the Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001 and any other applicable anti-money laundering laws and regulations;

(j)	To the Adviser’s knowledge, the Subadviser Assets, were (A) not and are not directly or indirectly derived from activities that may contravene applicable laws and regulations, including applicable anti-money laws and regulations and the laws, regulations and Executive Orders administered by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) and (B) derived from the offering of each Fund’s interests; and

(k)	The Adviser (or any person controlling or controlled by the Adviser, any person having a beneficial interest in the Adviser, or any person for whom the Adviser is acting as agent or nominee in connection with each Fund) is not (A) an individual or entity named on any available lists of known or suspected terrorists, terrorist organizations or of other sanctioned persons issued by the United States government and the government(s) of any jurisdiction(s) in which the Adviser is doing business, including the SDN List administered by OFAC, as such list may be amended from time to time; (B) an individual or entity otherwise prohibited by the OFAC sanctions programs; or (C) a current or former senior foreign political figure (“SFPF”) or politically exposed person (“PEP”), or an immediate family member or close associate of such an individual.

9.                    Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 7 and 8, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

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10.	Liability and Indemnification.

(a)                 Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees ("Affiliates") and each person, if any, who within the meaning of the Securities Act controls the Subadviser ("Controlling Persons"), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or a Fund or any of the Fund's shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 10(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser's Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

(b) Indemnification. The Subadviser shall indemnify the Adviser, the Trust and each Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a direct result of the Subadviser' s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law,' including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which may be sustained as a direct result of the Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

(c) The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

(d) Notwithstanding anything in this Agreement to the contrary contained

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herein, Subadviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to Adviser, the Trust and/or the Fund resulting from any event beyond the reasonable control of Subadviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust’s property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

(e) The provisions of this Section 10 shall survive the termination of this Agreement.

11.	Duration and Termination.

(a)                  Duration. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the date and year upon which Exceed begins to manage Fund assets, and shall continue automatically for successive annual periods with respect to each Fund, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)                 Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to one or more Funds, without payment of any penalty:

(i)                  By vote of a majority of the Trust's Board of Trustees, or by "vote of a majority of the outstanding voting securities" of a Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days' written notice to the Subadviser;

(ii)                 By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(iii)               By the Subadviser upon not more than 60 days' written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

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12.               Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in a Fund.

13.	Reference to Adviser and Subadviser.

(a) The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Funds. In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement in any advertising or promotional materials. The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Funds. The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Funds that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser. Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days. Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser's consent unless such consent is withdrawn in writing by the Subadviser.

(b) The Adviser grants, subject to the conditions below, the Subadviser non-exclusive rights to use, display and promote trademarks of the Adviser in conjunction with any activity associated with the Funds. In addition, the Subadviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement in any advertising or promotional materials. The Subadviser shall protect the goodwill and reputation of the Adviser in connection with the marketing and promotion of the Funds. The Subadviser shall submit to the Adviser for its review and approval all such public informational materials relating to the Funds that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Adviser. Approval shall not be unreasonably withheld by the Adviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days. Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Adviser may be used by the Subadviser without obtaining the Adviser's consent unless such consent is withdrawn in writing by the Adviser. The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligations.

14.                Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not "interested persons" of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

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15.                Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Funds and the actions of the Subadviser, the Adviser and the Funds in respect thereof; except to the extent:

(a)	Authorized. The Adviser or the Trust has authorized such disclosure;

(b)	Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities or any self-regulatory authority having jurisdiction over Adviser or Subadviser;

(c)	Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d)	Already Known. Such information already was known by the party prior to the date hereof;

(e)	Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Funds’ custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them, to the extent the existence of such agreement is known or should be known by the disclosing party; or

(f)	Independently Developed. The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing a Fund's portfolio holdings. The Subadviser agrees, consistent with its Code of Ethics,that neither it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about a Fund's portfolio holdings.

16.               Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)	If to the Subadviser:

Exceed Advisory, LLC

Attn: Lawrence Solomon

28 West 44th Street

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16th Floor

NY, NY 10036

(b)	If to the Adviser:

General Counsel

JNF Advisors, Inc.

10350 Ormsby Park Place

Louisville, Kentucky 40223

866-667-0563

17.                Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

18.                Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

19.                Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20.                 Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

21.                 Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

22.                Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

23.              Limited non-compete Provision.  Until November 1, 2016, Subadviser shall not serve as adviser or subadviser to any retail-targeted fund offered in a variable annuity tracking the EXPROT index without permission from the Adviser.

Adviser will not object to the Subadvisor’s participation in the registration of any funds prior to November 1, 2016, so long as the launch of any retail-targeted fund offered in a variable annuity which tracks the EXPROT index occurs subsequent to November 1, 2016.

This non-compete provision shall be waived in the event that, prior to November 1, 2016, the Fund’s registration statement is amended to disclose the Fund is in the process of being

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liquidated.

This non-compete provision shall survive termination of this Agreement prior to November 1, 2016.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER

JNF ADVISORS, INC.

By: /s/ Craig Hawley

Name: Craig Hawley

Title: General Counsel & Secretary

SUB-ADVISER

EXCEED ADVISORY, LLC

By: /s/ Lawrence Solomon

Name: Lawrence Soloman

Title: COO

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SUBADVISORY AGREEMENT

between (the "Adviser"),

and ("Subadviser")

SCHEDULE A

FUNDS TO BE SERVICED	ANNUAL FEE

JNF Exceed Defined Shield Index Portfolio	Determined by formula below

Formula:

XX* basis points on assets in the Fund. So long as the Fund has less than $60,000,000 in AUM, the fee shall be reduced to XX* basis points.

*not disclosed pursuant to Exemptive Order

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ANNEX B

SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this 17th day of December, 2015, by and between JNF ADVISORS, INC. (the “Adviser”), a Delaware corporation registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) located at 10350 Ormsby Park Place, Louisville, Kentucky 40223 (the “Adviser”), Exceed Advisory LLC, a Delaware limited liability company registered under the Advisers Act, located at 28 West 44 Street, 16th Floor, New York, New York 10036 (“Exceed”), and FIRST PRINCIPLES CAPITAL MANAGEMENT, LLC (“FPCM”), a New York limited liability company registered under the Advisers Act, located at 140 Broadway, 21st Floor, New York, New York 10005, with respect to each Fund listed on Schedule A hereto (each, a “Fund”), each a series of the NORTHERN LIGHTS VARIABLE TRUST, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the 26th day of February, 2014, as amended (the “Advisory Agreement”), been retained to act as investment adviser for each Fund listed on Schedule A hereto;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, Exceed has, pursuant to a Subadvisory Agreement with the Adviser dated as of the 17th day of December, 2015, as amended (the “Subadvisory Agreement”), been retained to act as investment subadviser for each Fund listed on Schedule A hereto;

WHEREAS, Adviser and Exceed represents that the Subadvisory Agreement permits the Adviser to delegate certain of its duties under the Subadvisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser and Exceed desire to retain FPCM to assist in the provision of a continuous investment program for that portion of each Fund’s assets that the Adviser, in consultation with Exceed, will assign to FPCM, and FPCM is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

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1.                  Appointment as Subadviser. Adviser hereby appoints FPCM to act as investment adviser for and to manage the assets of each Fund allocated to it by the Adviser (the “FPCM Assets”), subject to the supervision of the Adviser, Exceed, and the Board of Trustees of the Trust and subject to the terms of this Agreement; and FPCM hereby accepts such appointment. In such capacity, FPCM shall be responsible for the investment management of FPCM Assets. It is recognized that FPCM and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser, Exceed and the Trust do not object to such activities.

2.                  Duties of Subadviser.

(a)                Investments. FPCM is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in the Funds’ prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, a Fund, the Adviser or Exceed notifies FPCM in writing thereof, as supplemented or amended from time to time and subject to the written directions of the Adviser, Exceed, and the Trust’s Board of Trustees, to monitor on a continuous basis the performance of FPCM Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of FPCM Assets. The Adviser and Exceed agree to provide FPCM with such assistance as may be reasonably requested by FPCM in connection with FPCM’s activities under this Agreement, including, without limitation, providing information concerning each Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

(b)               Compliance with Applicable Laws and Governing Documents. In the performance of its services under this Agreement, FPCM shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, a Fund, the Adviser, or Exceed notifies FPCM in writing thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser, Exceed, or the Trustees of the Trust and will conform to, and comply with, as applicable, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser or Exceed promptly shall notify FPCM as to any act or omission of FPCM hereunder that the Adviser or Exceed reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser, Exceed, or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring each Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and FPCM is only obligated to comply with this subsection (b) with respect to FPCM Assets. The Adviser or Exceed will promptly provide FPCM with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the services of FPCM, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which FPCM may reasonably request to enable it to perform its functions under this Agreement.

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The Adviser shall perform quarterly and annual tax compliance tests to ensure that each Fund is in compliance with Subchapter M of the Code. In this regard, the Adviser acknowledges that FPCM shall rely completely upon the Adviser’s determination of whether and to what extent a Fund is in compliance with Subchapter M of the Code and that FPCM has no separate and independent responsibility to test the Fund for such compliance. In connection with such compliance tests, the Adviser shall inform FPCM in writing at least ten (10) business days prior to a calendar quarter end if FPCM Assets are out of compliance with the diversification requirements under Subchapter M. If the Adviser or Exceed notifies FPCM in writing that FPCM Assets are not in compliance with such requirements noted above, FPCM will take prompt action to bring FPCM Assets back into compliance within 30 days after the close of the quarter, the time permitted under the Code, or, if the Code is amended, such other time permitted under the Code.

The Adviser or Exceed will provide FPCM with reasonable advance written notice of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and FPCM shall, in the performance of its duties and obligations under this Agreement, manage FPCM Assets consistent with such changes, provided that FPCM has received prompt notice of the effectiveness of such changes from the Trust, the Adviser, or Exceed. In addition to such notice, the Adviser or Exceed shall provide to FPCM a copy of a modified Prospectus and SAI reflecting such changes. The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Funds, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that FPCM shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by FPCM to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI. FPCM hereby agrees to provide to the Adviser in a timely manner such information relating to FPCM and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto.

(c)                Voting of Proxies., The Adviser hereby delegates to Exceed discretionary authority to exercise voting rights with respect to the securities and other investments in FPCM Assets and authorizes Exceed to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser. Exceed, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which FPCM Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, FPCM, the Fund(s) or the Trust or take any action with respect thereto.

Exceed has established a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. Exceed will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of Exceed’s voting record with respect to a Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the

3

“Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(d)               Agent. Subject to any other written instructions of the Adviser, Exceed, or the Trust, FPCM is hereby appointed the Adviser’s, Exceed’s, and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as FPCM shall be requested by brokers, dealers, counterparties and other persons in connection with its management of FPCM Assets. .

(e)                Brokerage. FPCM is authorized, subject to the supervision of the Adviser and Exceed and the plenary authority of the Trust’s Board of Trustees, to establish and maintain accounts on behalf of each Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of FPCM Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with FPCM) or dealers (collectively “Brokers”) as FPCM may elect and negotiate commissions to be paid on such transactions. FPCM, however, is not required to obtain the consent of the Adviser, Exceed, or the Trust’s Board of Trustees prior to establishing any such brokerage account. FPCM shall place all orders for the purchase and sale of portfolio investments for a Fund’s account with Brokers selected by FPCM. In the selection of such Brokers and the placing of such orders, FPCM shall seek to obtain for each Fund best execution, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for each Fund best execution, FPCM, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions. FPCM shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades. Notwithstanding the foregoing, none of the Trust, a Fund, the Adviser, or Exceed shall instruct FPCM to place orders with any particular Broker(s) with respect to FPCM Assets. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and FPCM, FPCM is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, a Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to FPCM an amount of commission for effecting a FPCM Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, FPCM determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of FPCM with respect to the accounts as to which it exercises investment discretion. It is recognized that the services provided by such Brokers may be useful to FPCM in connection with FPCM’s services to other clients.

On occasions when FPCM deems the purchase or sale of a security to be in the best interests of a Fund with respect to FPCM Assets as well as other clients of FPCM, FPCM, to the extent permitted by applicable laws and regulations, may, but shall be under no

4

obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by FPCM in the manner FPCM considers to be the most equitable and consistent with its fiduciary obligations to a Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to FPCM Assets.

(f)                Securities Transactions. FPCM and any affiliated person of FPCM will not purchase securities or other instruments from or sell securities or other instruments to the Funds; provided, however, FPCM or any affiliated person of FPCM may purchase securities or other instruments from or sell securities or other instruments to the Funds if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

FPCM, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, FPCM will certify to the Adviser and the Trust that FPCM has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of FPCM’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser or Exceed, FPCM shall permit the Adviser or Exceed, its employees or its agents to examine the reports required to be made by FPCM pursuant to Rule 17j-1(c)(1). FPCM will have also provided a copy of its Code of Ethics to the Trust’s Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(g)               Books and Records. FPCM or the Fund’s third party service providers shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to FPCM Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. FPCM acknowledges that each Fund’s Records are property of the Trust; except to the extent that FPCM is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that FPCM, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files. Each Fund’s Records, maintained by FPCM, shall be available to the Adviser, Exceed, or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser and Exceed during any day that the Fund is open for business as set forth in the Prospectus.

(h)               Information Concerning FPCM Assets and FPCM. From time to time as the Adviser, Exceed, or the Trust reasonably may request in good faith, FPCM will furnish the requesting party reports on portfolio transactions and reports on FPCM Assets, all in such reasonable detail as the parties may reasonably agree in good faith. FPCM will also inform the Adviser and Exceed in a timely manner of material changes in portfolio managers responsible for FPCM Assets, any changes in the ownership or management of FPCM, or of

5

material changes in the control of FPCM. Upon the Trust’s, the Adviser’s, or Exceed’s reasonable request, FPCM will make available its officers and employees to meet with the Trust’s Board of Trustees to review FPCM Assets via telephone or in person on a periodic basis as mutually agreed upon by the parties.

Subject to the other provisions of this Agreement, FPCM will also provide such information or perform such additional acts with respect to FPCM Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

(i)                 Custody Arrangements. The Trust, the Adviser, or Exceed shall notify FPCM of the identities of its custodian banks and the custody arrangements therewith with respect to FPCM Assets and shall give FPCM written notice of any changes in such custodian banks or custody arrangements. FPCM shall on each business day provide the Adviser, Exceed, and the Trust’s custodian such information as the Adviser, Exceed, and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning FPCM Assets. The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by FPCM with respect to FPCM Assets (which instructions may be orally given if confirmed in writing); and (B) provide FPCM with all operational information necessary for FPCM to trade FPCM Assets on behalf of each Fund. FPCM shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of FPCM properly authorized (pursuant to written instruction by the Adviser or Exceed) to give such instructions.

3.                  Independent Contractor. In the performance of its services hereunder, FPCM is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust, the Adviser, or Exceed in any way or otherwise be deemed an agent of a Fund, the Trust, the Adviser, or Exceed.

4.                  Expenses. During the term of this Agreement, FPCM will pay all expenses incurred by it in connection with its activities under this Agreement. FPCM shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. FPCM shall not be responsible for the Trust’s, the Funds’, the Adviser’s, or Exceed’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund and any losses incurred in connection therewith, expenses of holding or carrying FPCM Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to FPCM Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of FPCM); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and

6

distribution of dividends; charges of the Funds’ custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of each Fund for sale in the various states; freight and other charges in connection with the shipment of each Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust, the Adviser, or Exceed, as the case may be, shall reimburse FPCM for any expenses of a Fund, the Adviser, or Exceed as may be reasonably incurred by FPCM on behalf of a Fund or the Adviser. In addition, it is agreed that Exceed shall reimburse FPCM for expenses related to the services provided by [Clearwater Analytics] with respect to each applicable Fund. The amount reimbursed will equal 1 basis point per annum and will be calculated and paid to FPCM by Exceed in a manner consistent with the calculation and payment of Compensation. FPCM shall keep and supply to the Trust, the Adviser, and FPCM reasonable records of all such expenses.

5.                  Investment Analysis and Commentary. FPCM will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement. The Investment Reports are due within 10 days after the end of each quarter. In addition, interim Investment Reports shall be issued at such times as may be agreed upon by the Adviser, Exceed and FPCM; provided however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser, Exceed and FPCM. The subject of each Investment Report shall be mutually agreed upon. The Adviser is freely able to publicly distribute the Investment Report.

6.                  Compensation. For the services provided pursuant to this Agreement, FPCM is entitled to the amounts described in Exhibit A attached hereto. Such fee will be paid by Exceed for such services provided by FPCM during the term of the Sub-Advisory Agreement. The Adviser will pay any such fees to FPCM that begin accruing on and after the date on which the Sub-Advisory Agreement is terminated. Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, calculated at an annual rate based on FPCM Assets’ average daily net assets. The method of determining the net asset value of FPCM Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Funds’ Prospectus and/or SAI. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

7.                  Representations and Warranties of FPCM. FPCM represents and warrants to the Adviser, Exceed, and the Trust as follows:

(a)                FPCM is registered as an investment adviser under the Advisers Act;

7

(b)               FPCM is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)                The execution, delivery and performance by FPCM of this Agreement are within FPCM’s powers and have been duly authorized by all necessary actions of its directors, managers, members or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of FPCM for execution, delivery and performance by FPCM of this Agreement, and the execution, delivery and performance by FPCM of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) FPCM’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon FPCM;

(d)               The Form ADV of FPCM provided to the Adviser, Exceed, and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of FPCM, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)                None of FPCM, its principals and employees has been the subject of any order or injunction issued by the SEC or any other relevant securities self-regulatory organization, that none of them has been convicted of any felony or misdemeanor related to securities, investment, commodities, or futures activities in any jurisdiction, whether foreign or domestic, and that none has been found to have violated any foreign or domestic federal or state securities law or any rules and/or regulations put forth by any regulatory body charged with the regulation and/or oversight of securities, investment, commodities, or futures activities; and

(f)                FPCM represents that no action, suit or proceeding is pending or, to the knowledge of FPCM, threatened against FPCM or its principals, employees or affiliates before or by any court, regulatory agency or other governmental authority that brings into question the validity of the transactions contemplated by this Agreement or that could impair the consummation by FPCM of this Agreement or the transactions contemplated hereby.

8.                  Representations and Warranties of Adviser. The Adviser represents and warrants to FPCM as follows:

(a)                The Adviser is registered as an investment adviser under the Advisers Act;

(b)               The Adviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)                The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing

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with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)               The Form ADV of the Adviser provided to FPCM and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)                The Adviser acknowledges that it received a copy of FPCM’s Form ADV prior to the execution of this Agreement;

(f)                The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of a Fund and the Adviser’s entering into and performing this Agreement;

(g)               None of the Adviser, its principals and employees has been the subject of any order or injunction issued by the SEC or any other relevant securities self-regulatory organization, that none of them has been convicted of any felony or misdemeanor related to securities, investment, commodities, or futures activities in any jurisdiction, whether foreign or domestic, and that none has been found to have violated any foreign or domestic federal or state securities law or any rules and/or regulations put forth by any regulatory body charged with the regulation and/or oversight of securities, investment, commodities, or futures activities; and

(h)               The Adviser represents that no action, suit or proceeding is pending or, to the knowledge of Adviser, threatened against Adviser or its principals, employees or affiliates before or by any court, regulatory agency or other governmental authority that brings into question the validity of the transactions contemplated by this Agreement or that could impair the consummation by Adviser of this Agreement or the transactions contemplated hereby.

(i)                 The Adviser has implemented anti-money laundering policies and procedures that are reasonably designed to comply with applicable provisions of the Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001 and any other applicable anti-money laundering laws and regulations;

(j)                 To the Adviser’s knowledge, the FPCM Assets, were (A) not and are not directly or indirectly derived from activities that may contravene applicable laws and regulations, including applicable anti-money laws and regulations and the laws, regulations and Executive

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Orders administered by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) and (B) derived from the offering of each Fund’s interests; and

(k)               The Adviser (or any person controlling or controlled by the Adviser, any person having a beneficial interest in the Adviser, or any person for whom the Adviser is acting as agent or nominee in connection with each Fund) is not (A) an individual or entity named on any available lists of known or suspected terrorists, terrorist organizations or of other sanctioned persons issued by the United States government and the government(s) of any jurisdiction(s) in which the Adviser is doing business, including the SDN List administered by OFAC, as such list may be amended from time to time; (B) an individual or entity otherwise prohibited by the OFAC sanctions programs; or (C) a current or former senior foreign political figure (“SFPF”) or politically exposed person (“PEP”), or an immediate family member or close associate of such an individual.

9.                  Representations and Warranties of Exceed. Exceed represents and warrants to FPCM as follows:

(a)                Exceed is registered as an investment adviser under the Advisers Act;

(b)               Exceed is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)                The execution, delivery and performance by Exceed of this Agreement are within Exceed’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of Exceed for the execution, delivery and performance by Exceed of this Agreement, and the execution, delivery and performance by Exceed of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) Exceed’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon Exceed;

(d)               The Form ADV of Exceed provided to FPCM and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of Exceed, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)                Exceed acknowledges that it received a copy of FPCM’s Form ADV prior to the execution of this Agreement;

(f)                Exceed and the Adviser have duly entered into the Subadvisory Agreement pursuant to which the Adviser authorized Exceed to delegate certain of its duties under the Subadvisory Agreement to other investment advisers, including without limitation, the

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appointment of a subadviser with respect to assets of a Fund and Exceed’s entering into and performing this Agreement;

(g)               None of Exceed, its principals and employees has been the subject of any order or injunction issued by the SEC or any other relevant securities self-regulatory organization, that none of them has been convicted of any felony or misdemeanor related to securities, investment, commodities, or futures activities in any jurisdiction, whether foreign or domestic, and that none has been found to have violated any foreign or domestic federal or state securities law or any rules and/or regulations put forth by any regulatory body charged with the regulation and/or oversight of securities, investment, commodities, or futures activities; and

(h)               Exceed represents that no action, suit or proceeding is pending or, to the knowledge of Exceed, threatened against Exceed or its principals, employees or affiliates before or by any court, regulatory agency or other governmental authority that brings into question the validity of the transactions contemplated by this Agreement or that could impair the consummation by Exceed of this Agreement or the transactions contemplated hereby.

(i)                 Exceed has implemented anti-money laundering policies and procedures that are reasonably designed to comply with applicable provisions of the Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001 and any other applicable anti-money laundering laws and regulations;

(j)                 To Exceed’s knowledge, the FPCM Assets, were (A) not and are not directly or indirectly derived from activities that may contravene applicable laws and regulations, including applicable anti-money laws and regulations and the laws, regulations and Executive Orders administered by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) and (B) derived from the offering of each Fund’s interests; and

(k)               Exceed (or any person controlling or controlled by Exceed, any person having a beneficial interest in Exceed, or any person for whom Exceed is acting as agent or nominee in connection with each Fund) is not (A) an individual or entity named on any available lists of known or suspected terrorists, terrorist organizations or of other sanctioned persons issued by the United States government and the government(s) of any jurisdiction(s) in which Exceed is doing business, including the SDN List administered by OFAC, as such list may be amended from time to time; (B) an individual or entity otherwise prohibited by the OFAC sanctions programs; or (C) a current or former senior foreign political figure (“SFPF”) or politically exposed person (“PEP”), or an immediate family member or close associate of such an individual.

10.              Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by FPCM, the Adviser, and Exceed pursuant to the recitals above and Sections 7, 8, and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

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11.              Liability and Indemnification.

(a)                Liability. FPCM shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of FPCM or a reckless disregard of its duties hereunder, FPCM, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls FPCM (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, Exceed, the Trust or a Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of FPCM Assets. The Adviser and Exceed shall each exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or Exceed or a reckless disregard of its duties hereunder, the Adviser and Exceed, any of the Affiliates of the Adviser and Exceed and each of the Adviser’s Controlling Persons and Exceed’s Controlling Persons, if any, shall not be subject to any liability to FPCM, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of FPCM Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser, Exceed, and FPCM from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

(b)               Indemnification. FPCM shall indemnify the Adviser, Exceed,the Trust and each Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, Exceed, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of FPCM’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, FPCM shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify FPCM, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

Exceed shall indemnify FPCM, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of Exceed’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

(c)                FPCM shall not be liable to the Adviser or Exceed for acts of FPCM which result from acts of the Adviser or Exceed, including, but not limited to, a failure of the Adviser or Exceed to provide accurate and current information with respect to any records

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maintained by the Adviser or Exceed, which records are not also maintained by or otherwise available to FPCM upon reasonable request.

12.              Duration and Termination.

(a)                Duration. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the date and year upon which FPCM begins to manage Fund assets, and shall continue automatically for successive annual periods with respect to each Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)               Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to one or more Funds, without payment of any penalty:

(i)                 By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of a Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to FPCM;

(ii)               By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(iii)             By FPCM upon not more than 60 days’ written notice to the Adviser, Exceed, and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

13.              Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review FPCM’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in a Fund.

14.              Duties of Exceed. Exceed shall continue to have responsibility for all services to be provided to the Fund pursuant to the Subadvisory Agreement and shall oversee and review FPCM’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate Exceed to provide any funding or other support for the purpose of directly or indirectly promoting investments in a Fund.

15.              Reference to Adviser, Exceed, and FPCM.

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(a)                FPCM grants, subject to the conditions below, the Adviser and Exceed non-exclusive rights to use, display and promote trademarks of FPCM in conjunction with any activity associated with the Funds. In addition, the Adviser and Exceed may promote the identity of and services provided by FPCM to the Adviser and Exceed, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials. The Adviser and Exceed shall protect the goodwill and reputation of FPCM in connection with marketing and promotion of the Funds. The Adviser and Exceed shall submit to FPCM for its review and approval all such public informational materials relating to the Funds that refer to any recognizable variant or any registered mark or logo or other proprietary designation of FPCM. Approval shall not be unreasonably withheld by FPCM and notice of approval or disapproval will be provided promptly and in any event within three (3) business days. Subsequent advertising or promotional materials having very substantially the same form as previously approved by FPCM may be used by the Adviser or Exceed without obtaining FPCM’s consent unless such consent is withdrawn in writing by FPCM.

(b)               Neither FPCM nor any Affiliate or agent of FPCM shall make reference to or use the name of the Adviser, Exceed, or any of each entity’s Affiliates or clients, except references concerning the identity of and services provided by the Adviser or Exceed to the Funds or to FPCM, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days. FPCM hereby agrees to make all commercially reasonable efforts to cause any Affiliate of FPCM to satisfy the foregoing obligation.

16.              Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

17.              Confidentiality. Subject to the duties of the Adviser, Exceed, the Trust and FPCM to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Funds and the actions of FPCM, the Adviser, Exceed and the Funds in respect thereof; except to the extent:

(a)                Authorized. The Adviser or the Trust has authorized such disclosure;

(b)               Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities or any self-regulatory authority having jurisdiction over Adviser, Exceed or FPCM;

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(c)                Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d)               Already Known. Such information already was known by the party prior to the date hereof;

(e)                Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Funds’ custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them, to the extent the existence of such agreement is known or should be known by the disclosing party; or

(f)                Independently Developed. The party independently developed such information.

In addition, FPCM and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing a Fund’s portfolio holdings. FPCM agrees, consistent with its Code of Ethics, that neither it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about a Fund’s portfolio holdings.

18.              Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)                If to FPCM:

First Principles Capital Management, LLC

Attn: Michael Baek, Steven Miller

140 Broadway, 21st Floor

New York, New York 10005

Phone: 212-380-2287/2286

Fax: 212-380-2290

Email: mlieberman@fpcmllc.com mbaek@fpcmllc.com smiller@fpcmllc.com

(b)               If to the Adviser:

General Counsel

JNF Advisors, Inc.

10350 Ormsby Park Place

Louisville, Kentucky 40223

866-667-0563

(c)                If to Exceed:

Exceed Advisory, LLC

Attn: Lawrence Solomon

28 West 44th Street

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16th Floor

NY, NY 10036

19.              Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

20.              Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

21.              Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

22.              Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

23.              Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

24.              Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

25.              Limited Non-Compete Provision.  Until November 1, 2016, FPCM shall not serve as adviser or subadviser to any retail-targeted fund offered in a variable annuity tracking the EXPROT index without permission from the Adviser.

Adviser will not object to the Subadvisor’s participation in the registration of any funds prior to November 1, 2016, so long as the launch of any retail-targeted fund offered in a variable annuity which tracks the EXPROT index occurs subsequent to November 1, 2016.

This non-compete provision shall be waived in the event that, prior to November 1, 2016, the Fund’s registration statement is amended to disclose the Fund is in the process of being liquidated.

This non-compete provision shall survive termination of this Agreement prior to November 1, 2016.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER

JNF ADVISORS, INC.

By: /s/ Craig Hawley

Title: General Counsel

EXCEED

EXCEED ADVISORY LLC

By: /s/ Lawrence Solomon

Title: COO

FPCM

FIRST PRINCIPLES CAPITAL MANAGEMENT, LLC

By: /s/ Mark F. Lieberman

Title: Managing Director

By: /s/ Michael J. Baek

Title: Managing Director

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SUBADVISORY AGREEMENT

between JNF ADVISORS, INC. (the “Adviser”),

and FIRST PRINCIPLES CAPITAL MANAGEMENT, LLC (“FPCM”)

SCHEDULE A

FUNDS TO BE SERVICED	ANNUAL FEE
JNF Exceed Defined Shield Index Portfolio	See chart below

FPCM will be paid monthly the following schedule based on the daily NAV of the underlying fixed income and cash portfolios:

	Increment	Total AUM	BPs charge
First	$0	$100,000,000	XX*
Next	$100,000,000	$500,000,000	XX*
Next	$500,000,000		XX*

*not disclosed pursuant to Exemptive Order

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